DEATH BENEFIT OPTION 1

Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,500.14

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,540.51
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   73.62
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.52 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 51.92 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 12,503.29
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%







Development of Surrender Value

------------------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,503.29

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 8,775.79
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]








Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                  $ 12,503.29

 (N) Applicable Percentage 1.91
                                                             -----------------

 (O)  Minimum Death Benefit                                       $ 23,881.28
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                             -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                $ 250,000.00
      [ Maximum of O and P ]








Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,500.14      $ 3,250.00      $ 209.63       $ 12,540.51     $73.62      $10.00      $ 5.52      $ 12,503.29
    2            12,503.29               -             -         12,503.29      73.63       10.00        7.26        12,464.16
    3            12,464.16               -             -         12,464.16      73.64       10.00        7.24        12,424.87
    4            12,424.87               -             -         12,424.87      73.65       10.00        7.22        12,385.43
    5            12,385.43               -             -         12,385.43      73.67       10.00        7.20        12,345.82
    6            12,345.82               -             -         12,345.82      73.68       10.00        7.17        12,306.07
    7            12,306.07               -             -         12,306.07      73.69       10.00        7.15        12,266.16
    8            12,266.16               -             -         12,266.16      73.70       10.00        7.13        12,226.10
    9            12,226.10               -             -         12,226.10      73.72       10.00        7.10        12,185.88
   10            12,185.88               -             -         12,185.88      73.73       10.00        7.08        12,145.50
   11            12,145.50               -             -         12,145.50      73.74       10.00        7.06        12,104.96
   12            12,104.96               -             -         12,104.96      73.75       10.00        7.03        12,064.28



-----------------------------------------------------------------

                            End of                        End of
                             Month                         Month
                 Face        Death      Surrender      Surrender
  Month        Amount      Benefit         Charge          Value
-----------------------------------------------------------------
    1        $250,000     $250,000      $3,727.50      $8,775.79
    2         250,000      250,000       3,727.50       8,736.66
    3         250,000      250,000       3,727.50       8,697.37
    4         250,000      250,000       3,727.50       8,657.93
    5         250,000      250,000       3,727.50       8,618.32
    6         250,000      250,000       3,727.50       8,578.57
    7         250,000      250,000       3,727.50       8,538.66
    8         250,000      250,000       3,727.50       8,498.60
    9         250,000      250,000       3,727.50       8,458.38
   10         250,000      250,000       3,727.50       8,418.00
   11         250,000      250,000       3,727.50       8,377.46
   12         250,000      250,000       3,727.50       8,336.78






DEATH BENEFIT OPTION 2

Development of Policy Value

--------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,414.57

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,454.94
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   77.51
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.47 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 51.55 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 12,413.51
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%





Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,413.51

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 8,686.01
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,413.51

 (N) Applicable Percentage 1.91
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 23,709.80
      [ M * N ]

 (P)  Death Benefit 262,413.51 [Face Amount + Policy Value]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 262,413.51
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,414.57      $ 3,250.00      $ 209.63       $ 12,454.94     $77.51      $10.00      $ 5.47      $ 12,413.51
    2            12,413.51               -             -         12,413.51      77.51       10.00        7.21        12,370.16
    3            12,370.16               -             -         12,370.16      77.51       10.00        7.19        12,326.64
    4            12,326.64               -             -         12,326.64      77.51       10.00        7.16        12,282.97
    5            12,282.97               -             -         12,282.97      77.51       10.00        7.14        12,239.14
    6            12,239.14               -             -         12,239.14      77.51       10.00        7.11        12,195.16
    7            12,195.16               -             -         12,195.16      77.51       10.00        7.09        12,151.02
    8            12,151.02               -             -         12,151.02      77.51       10.00        7.06        12,106.72
    9            12,106.72               -             -         12,106.72      77.51       10.00        7.03        12,062.27
   10            12,062.27               -             -         12,062.27      77.51       10.00        7.01        12,017.65
   11            12,017.65               -             -         12,017.65      77.51       10.00        6.98        11,972.88
   12            11,972.88               -             -         11,972.88      77.51       10.00        6.96        11,927.94


------------------------------------------------------------------

                             End of                        End of
                              Month                         Month
                  Face        Death      Surrender      Surrender
  Month         Amount      Benefit         Charge          Value
------------------------------------------------------------------
    1         $250,000     $262,414      $3,727.50      $8,686.01
    2          250,000      262,370       3,727.50       8,642.66
    3          250,000      262,327       3,727.50       8,599.14
    4          250,000      262,283       3,727.50       8,555.47
    5          250,000      262,239       3,727.50       8,511.64
    6          250,000      262,195       3,727.50       8,467.66
    7          250,000      262,151       3,727.50       8,423.52
    8          250,000      262,107       3,727.50       8,379.22
    9          250,000      262,062       3,727.50       8,334.77
   10          250,000      262,018       3,727.50       8,290.15
   11          250,000      261,973       3,727.50       8,245.38
   12          250,000      261,928       3,727.50       8,200.44




DEATH BENEFIT OPTION 3

Development of Policy Value

--------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,386.91

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,427.28
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   78.69
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.45 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.12%)3 51.43 [ ( D - E - F - G ) *
      ((1+0.0512)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 12,384.57
      [ D - E - F - G + H ]




-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.88% equals Net Investment Return of 5.12%





Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,384.57

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                  $ 8,657.07
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

-----------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                 $ 12,384.57

 (N) Applicable Percentage 1.91
                                                            -----------------

 (O)  Minimum Death Benefit                                      $ 23,654.53
      [ M * N ]

 (P)  Death Benefit 266,250.00
                                                            -----------------
      [Face Amount + Accumulated Premiums]

 (Q)  Death Benefit at the End of Year 5, Month 1               $ 266,250.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium       Premium          of Month        COI       Admin       Based            Month
  Month       Policy Value            Paid          Load      Policy Value     Charge      Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,386.91      $ 3,250.00      $ 209.63       $ 12,427.28     $78.69      $10.00      $ 5.45      $ 12,384.57
    2            12,384.57               -             -         12,384.57      78.71       10.00        7.20        12,339.90
    3            12,339.90               -             -         12,339.90      78.72       10.00        7.17        12,295.06
    4            12,295.06               -             -         12,295.06      78.73       10.00        7.14        12,250.06
    5            12,250.06               -             -         12,250.06      78.75       10.00        7.12        12,204.87
    6            12,204.87               -             -         12,204.87      78.76       10.00        7.09        12,159.51
    7            12,159.51               -             -         12,159.51      78.78       10.00        7.06        12,113.97
    8            12,113.97               -             -         12,113.97      78.79       10.00        7.04        12,068.25
    9            12,068.25               -             -         12,068.25      78.80       10.00        7.01        12,022.36
   10            12,022.36               -             -         12,022.36      78.82       10.00        6.98        11,976.29
   11            11,976.29               -             -         11,976.29      78.83       10.00        6.96        11,930.04
   12            11,930.04               -             -         11,930.04      78.85       10.00        6.93        11,883.61


------------------------------------------------------------------

                             End of                        End of
                              Month                         Month
                  Face        Death      Surrender      Surrender
  Month         Amount      Benefit         Charge          Value
------------------------------------------------------------------
    1         $250,000     $266,250      $3,727.50      $8,657.07
    2          250,000      266,250       3,727.50       8,612.40
    3          250,000      266,250       3,727.50       8,567.56
    4          250,000      266,250       3,727.50       8,522.56
    5          250,000      266,250       3,727.50       8,477.37
    6          250,000      266,250       3,727.50       8,432.01
    7          250,000      266,250       3,727.50       8,386.47
    8          250,000      266,250       3,727.50       8,340.75
    9          250,000      266,250       3,727.50       8,294.86
   10          250,000      266,250       3,727.50       8,248.79
   11          250,000      266,250       3,727.50       8,202.54
   12          250,000      266,250       3,727.50       8,156.11